Exhibit 10.43

                            CHAPARRAL RESOURCES, INC.
                            2001 STOCK INCENTIVE PLAN


     1. Purpose. The purpose of the Chaparral Resources, Inc. 2001 Stock Incentive Plan (the "Plan") is to enhance the ability of Chaparral Resources, Inc. (the "Company") and its subsidiaries to attract and retain officers, employees, directors and consultants of outstanding ability and to provide selected officers, employees, directors and consultants with an interest in the Company parallel to that of the Company's shareholders. The term "Company" as used in this Plan with reference to employment shall include the Company and its Subsidiaries, as appropriate.

     2. Definitions.

          (a) "Award" shall mean an award determined in accordance with the terms of the Plan.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Cause" shall mean (i) if a Participant is party to an employment agreement or similar agreement with the Company and such agreement includes a definition of Cause, the definition contained therein or (ii) if no such employment or similar agreement exists, it shall mean (A) the Participant's failure to perform the duties reasonably assigned to him or her by the Company,
(B) a good faith finding by the Company of the Participant's dishonesty, gross negligence or misconduct, (C) a material breach by the Participant of any written Company employment policies or rules or (D) the Participant's conviction for, or his or her plea of guilty or nolo contendere to, a felony or for any other crime which involves fraud, dishonesty or moral turpitude.

          (d) "Change in Control" shall mean the occurrences of:

          (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, shares of Common Stock or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (B) the Company or its Subsidiaries, or (C) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

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          (ii) The individuals who, as of the Effective Date are members of the
Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (iii) The consummation of:

                (A) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                    (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                    (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                    (3) no Person other than (a) the Company, (b) any Subsidiary, (c) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (d) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or shares of Common Stock, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                (B) A complete liquidation or dissolution of the Company; or

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                (C) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of shares of Common Stock or Voting Securities by the Company which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Common Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares of Common Stock or Voting Securities which increases the percentage of the then outstanding shares of Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Committee" shall mean a committee of at least two members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and who are also "outside directors" within the meaning of Section 162(m) of the Code.

          (g) "Common Stock" shall mean the common stock of the Company.

          (h) "Continuous Service" means that the Participant's service as an employee, director or consultant with the Company or a Subsidiary which is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an employee, director or consultant or a change in the entity for which the Participant renders such service; provided, that, there is no interruption or termination of the Participant's Continuous Service other than an approved leave of absence. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted.

          (i) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

          (j) "Disability" shall have the same meaning as provided in any long-term disability plan maintained by the Company or any Subsidiary that a Participant then participates (the "LTD Plans"); provided, that, if no such plan exists, it shall have the meaning set forth in Section 22(e)(3) of the Code.

          (k) "Fair Market Value" per share as of a particular date shall mean, unless otherwise determined by the Board, the last reported sale price (on the day immediately preceding such date) of the Common Stock on the New York Stock Exchange (or any other exchange or national market system upon which price quotations for the Company's Common Stock is regularly available).

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          (l) "Immediate Family Member" shall mean, except as otherwise determined by the Committee, a Participant's spouse, ancestors and descendants.

          (m) "Incentive Stock Option" shall mean a stock option which is intended to meet the requirements of Section 422 of the Code.

          (n) "Nonqualified Stock Option" shall mean a stock option which is not intended to be an Incentive Stock Option.

          (o) "Option" shall mean either an Incentive Stock Option or a Nonqualified Stock Option.

          (p) "Participant" shall mean an officer, employee, director or consultant of the Company or its Subsidiaries who is selected to participate in the Plan in accordance with Section 5.

          (q) "Retirement" shall mean a Participant's retirement upon (i) the attainment of age 65 or (ii) the attainment of combined years of age and years of service with the Company equal to or exceeding 85 or (iii) the attainment of age 62 with 5 years of service with the Company.

          (r) "Subsidiary" shall mean any affiliate of the Company selected by the Board; provided, that, with respect to Incentive Stock Options, it shall mean any subsidiary of the Company that is a corporation and which at the time qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

     3. Shares Subject to the Plan. Subject to adjustment in accordance with
Section 18, the total of the number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall not exceed 2,143,000 shares of Common Stock; provided, that, for purposes of this limitation, any Common Stock subject to an Option which is canceled or expires without exercise shall again become available for Award under the Plan. Upon forfeiture of Awards in accordance with the provisions of the Plan and the terms and conditions of the Award, such shares shall again be available for subsequent Awards under the Plan. Subject to adjustment in accordance with Section 18, no employee shall be granted, during any calendar year, Options to purchase more than 750,000 shares of Common Stock. Common Stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares reacquired by the Company in any manner.

     4. Administration.

          (a) The Plan shall be administered by the Committee. All references to the Committee hereinafter shall mean the Board if no such Committee has been appointed.

          (b) The Committee shall (i) approve the selection of Participants,
(ii) determine the type of Awards to be made to Participants, (iii) determine the number of shares of Common Stock subject to Awards, (iv) determine the terms

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and conditions of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and (v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

          (c) Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and shareholders, Participants and persons claiming rights from or through a Participant.

          (d) The Committee may delegate to officers or employees of the Company or any Subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Award agreements.

          (e) Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

     5. Eligibility. Individuals eligible to receive Awards under the Plan shall be the officers, employees, directors and consultants of the Company and its Subsidiaries selected by the Committee; provided, that, only employees of the Company and its Subsidiaries may be granted Incentive Stock Options.

     6. Awards. Awards under the Plan may consist of Options, restricted Common Stock, restricted Common Stock units, performance shares, performance share units, purchases, share awards, stock appreciation rights or other awards based on the value of the Common Stock. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

     7. Options. Options may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in an Option agreement. The Committee may alter or waive, at any time, any term or condition of an Option that is not mandatory under the Plan.

          (a) Types of Options. Each Option agreement shall state whether or not the Option will be treated as an Incentive Stock Option or Nonqualified Stock Option. The aggregate Fair Market Value of the Common Stock for which Incentive Stock Options granted to any one employee under this Plan or any other incentive stock option plan of the Company or of any of its Subsidiaries may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining Fair Market Value as of the date each respective Option is granted. In the event such threshold is exceeded in any calendar year, such excess Options shall be automatically deemed to be Nonqualified Stock Options.

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          (b) Option Price. The purchase price per share of the Common Stock purchasable under an Option shall be determined by the Committee; provided, however, the exercise price for Incentive Stock Options will be not less than 100% of the Fair Market Value of the Common Stock on the date of the grant and in the case of Incentive Stock Options granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of shares of the Company and its Subsidiaries (a "10% Shareholder") the price per share specified in the agreement relating to such Option shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant.

          (c) Option Period. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, that, in the case of Incentive Stock Options granted to 10% Shareholders, the term of such Option shall not exceed 5 years from the date of grant.

          (d) Exercisability. Each Option shall vest and become exercisable at a rate determined by the Committee on the date of grant.

          (e) Method of Exercise. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number shares of Common Stock to be purchased. Such notice shall be accompanied by the payment in full of the Option purchase price. Such payment shall be made: (i) in cash, or (ii) to the extent authorized by the Committee and permissible under applicable law, by a note fully secured by the Common Stock, or (iii) to the extent authorized by the Committee, by surrender of Common Stock owned by the holder of the Option for at least six (6) months prior to exercise of the Options, or (iv) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or
(v) through additional methods prescribed by the Committee, or (vi) by a combination of any such methods. A Participant's subsequent transfer or disposition of any Common Stock acquired upon exercise of an Option shall be subject to any Federal and state laws then applicable, specifically securities law, and the terms and conditions of this Plan.

     8. Restricted Common Stock. The Committee may from time to time award restricted Common Stock under the Plan to eligible Participants. Shares of restricted Common Stock may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the "Restricted Period") as the Committee shall determine. The Committee may define the Restricted Period in terms of the passage of time or in any other manner it deems appropriate. The Committee may alter or waive at any time any term or condition of restricted Common Stock that is not mandatory under the Plan.

     Unless otherwise determined by the Committee, upon termination of a Participant's Continuous Service with the Company for any reason prior to the end of the Restricted Period, the restricted Common Stock shall be forfeited and the Participant shall have no right with respect to the Award.

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     Except as restricted under the terms of the Plan and any Award agreement, any Participant awarded restricted Common Stock shall have all the rights of a shareholder including, without limitation, the right to vote restricted Common Stock.

     If a share certificate is issued in respect of restricted Common Stock, the certificate shall be registered in the name of the Participant, but shall be held by the Company for the account of the Participant until the end of the Restricted Period.

     The Committee may also award restricted Common Stock in the form of restricted Common Stock units having a value equal to an identical number of shares of Common Stock. Payment of restricted Common Stock units shall be made in Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Common Stock on the day the Restricted Period expires), all as determined by the Committee in its sole discretion.

     9. Performance Shares. Performance shares may be granted in the form of actual shares of Common Stock or Common Stock units having a value equal to an identical number of shares of Common Stock. In the event that a share certificate is issued in respect of performance shares, such certificate shall be registered in the name of the Participant but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee, but in no event may a performance period be less than twelve months. The Committee shall determine in its sole discretion whether performance shares granted in the form of Common Stock units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

     Awards of performance shares to a Covered Employee shall be subject to performance goals. Performance goals may be expressed in terms of one or more of the following: revenue, revenue growth, earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA growth, funds from operations, funds from operations per share and per share growth, cash available for distribution, cash available for distribution per share and per share growth, net earnings, earnings per share and per share growth, return on equity, return on assets, share price performance on an absolute basis and relative to an index, improvements in the Company's or its Subsidiary's attainment of expense levels, and implementing or completion of critical projects. The Committee shall establish the relevant performance conditions within 90 days after the commencement of the performance period (or such later date as may be required or permitted by Section 162(m) of the Code). The Committee may, in its discretion, reduce or eliminate the amount of payment with respect to an Award of performance shares to a Covered Employee, notwithstanding the achievement of a specified performance condition. Subject to Section 18, the maximum number of performance shares subject to any Award to a Covered Employee is 750,000 for each 12 months during the performance period (or, to the extent the Award is paid in cash, the maximum dollar amount of any such Award is the equivalent cash value, based on the Fair Market Value of the Common Stock, of such number of shares of Common Stock on the last day of the performance period). An Award of performance shares to a Participant who is a Covered Employee shall (unless the Committee determines otherwise) provide that in the event of the Participant's termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (A) if the applicable performance conditions are achieved and (B) to the extent, if any, as the Committee shall determine.

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     10. Share Purchases. The Committee may authorize eligible individuals to purchase Common Stock in the Company at a price equal to, below or above the Fair Market Value of the Common Stock at the time of grant. Any such offer may be subject to the conditions and terms the Committee may impose. The Company may make loans available to eligible Participants in connection with the purchase of Common Stock, as the Committee, in its discretion, may determine. The terms and conditions of any such loans shall be determined by the Committee, in its sole discretion.

     11. Stock Appreciation Rights. The Committee may in its discretion, either alone or in connection with the grant of another Award, grant stock appreciation rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

          (a) Time of Grant. A stock appreciation right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

          (b) Stock Appreciation Right Related to an Option.

          (i) A stock appreciation right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A stock appreciation right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

          (ii) Upon the exercise of a stock appreciation right related to an Option, the Participant shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a share of Common Stock on the date preceding the date of exercise of such stock appreciation right over the per share purchase price under the related Option, by (B) the number of shares of Common Stock as to which such stock appreciation right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any stock appreciation right by including such a limit in the Agreement evidencing the stock appreciation right at the time it is granted.

          (iii) Upon the exercise of a stock appreciation right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares as to which the stock appreciation right is exercised, and upon the exercise of an Option granted in connection with a stock appreciation right, the stock appreciation right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

          (c) Stock Appreciation Right Unrelated to an Option. The Committee may grant to Participant Stock Appreciation Rights unrelated to Options. Stock appreciation rights unrelated to Options shall contain such terms and conditions

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as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a stock appreciation right unrelated to an Option, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share on the date preceding the date of exercise of such stock appreciation right over the per share exercise price of the stock appreciation right, by (ii) number of shares of Common Stock as to which the stock appreciation right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any stock appreciation right by including such a limit in the Agreement evidencing the stock appreciation right at the time it is granted.

          (d) Method of Exercise. Stock appreciation rights shall be exercised by a Participant only by a written notice delivered in person or by mail to the Company at the Company's principal executive office, specifying the number of shares of Common Stock with respect to which the stock appreciation right is being exercised. If requested by the Committee, the Participant shall deliver the Agreement evidencing the stock appreciation right being exercised and the Agreement evidencing any related Option to the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Participant.

          (e) Form of Payment. Payment of the amount determined under this
Section 11 may be made in the discretion of the Committee solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the stock appreciation right, or solely in cash, or in a combination of cash and shares. If the Committee decides to make full payment in shares in Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     12. Share Awards. Subject to such performance and employment conditions as the Committee may determine, awards of Common Stock or awards based on the value of the Common Stock may be granted either alone or in addition to other Awards granted under the Plan. Any Awards under this Section 12 and any Common Stock covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Committee. Payment of Common Stock awards made under this Section 12 which are based on the value of Common Stock may be made in Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Common Stock on the date of payment), all as determined by the Committee in its sole discretion.

     13. Change in Control. Upon the occurrence of a Change in Control, all Options and stock appreciation rights shall automatically become vested and exercisable in full and all restrictions or performance conditions, if any, on any Common Stock awards, restricted Common Stock, restricted Common Stock units, performance shares or performance share units granted hereunder shall automatically lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

     14. Withholding. Upon (a) disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted pursuant to the Plan within two years of the granting of the Incentive Stock Option or within one year after exercise of the Incentive Stock Option, or (b) exercise of a

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Nonqualified Stock Option (or an Incentive Stock Option treated as a
Nonqualified Stock Option), exercise of a stock appreciation right or the vesting or payment of any other Award under the Plan, or (c) under any other circumstances determined by the Committee in its sole discretion, the Company shall have the right to require any Participant, and such Participant by accepting the Awards granted under the Plan agrees, to pay to the Company the amount of any taxes which the Company shall be required to withhold with respect thereto. In the event of clauses (a), (b) or (c), with the consent of the Committee, at its sole discretion, such Participant may elect to pay to the Company an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of the withholding tax obligation as determined by the Company; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law. Such shares so delivered to satisfy the minimum withholding obligation may be either shares withheld by the Company upon the exercise of the Option or other shares. At the Committee's sole discretion, a Participant may elect to have additional taxes withheld and satisfy such withholding with cash or shares of Common Stock held for at least six (6) months prior to exercise, if, in the opinion of the Company's outside accountants, doing so, would not result in a charge against earnings. In addition, at the Committee's sole discretion, a Participant may satisfy such withholding obligation by executing a promissory note fully secured by the Common Stock.

     15. Nontransferability, Beneficiaries. Unless otherwise determined by the Committee with respect to the transferability of Nonqualified Stock Options by a Participant to his Immediate Family Members (or to trusts or partnerships or limited liability companies established for such family members), no Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Options shall be exercisable, during the Participant's lifetime, only by the Participant (or by the Participant's legal representatives in the event of the Participant's incapacity). Each Participant may designate a beneficiary to exercise any Option held by the Participant at the time of the Participant's death or to be assigned any other Award outstanding at the time of the Participant's death. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his will or by the laws of descent and distribution. Except in the case of the holder's incapacity, an Option may only be exercised by the holder thereof.

     16. No Right to Continuous Service. Nothing contained in the Plan or in any Award under the Plan shall confer upon any Participant any right with respect to the continuation of service with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or its Subsidiaries to terminate his or her Continuous Service at any time. Nothing contained in the Plan shall confer upon any Participant or other person any claim or right to any Award under the Plan.

     17. Governmental Compliance. Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or

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award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     18. Adjustments; Corporate Events.

          (a) In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an "Event"), and in the Committee's opinion, such event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, including, without limitation, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award. The Committee determination under this
Section 18(a) shall be final, binding and conclusive.

          (b) Upon the occurrence of an Event in which outstanding Awards are not to be assumed or otherwise continued following such an Event, the Committee may, in its discretion, terminate any outstanding Award without a Participant's consent and (i) provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee in its sole discretion and/or (ii) provide that such Award shall be exercisable (whether or not vested) as to all shares covered thereby for at least thirty (30) days prior to such Event.

          (c) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     19. Award Agreement. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan (each, an "Agreement").

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     20. Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) except as provided in
Section 18, no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant's written consent.

     21. General Provisions.

          (a) The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

          (b) All certificates for Common Stock delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

          (c) It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this
Section 21(c), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

          (d) Except as otherwise provided by the Committee in the applicable grant or Award agreement, a Participant shall have no rights as a shareholder with respect to any shares of Common Stocks subject to an Award until a certificate or certificates evidencing shares of Common Stock shall have been issued to the Participant and, subject to Section 18, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.

          (e) The law of the State of Delaware shall apply to all Awards and interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

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          (f) Where the context requires, words in any gender shall include any other gender.

          (g) Headings of Sections are inserted for convenience and reference; they do not constitute any part of this plan.

     22. Expiration of the Plan. Subject to earlier termination pursuant to
Section 20, the Plan shall have a term of 10 years from its Effective Date.

     23. Effective Date; Approval of Shareholders. The Plan is effective as of the date it is approved by the Board (the "Effective Date") subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

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